Subsequent Event	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 23.     Subsequent Events

The Company evaluated subsequent events through May 2, 2019, the date the unaudited consolidated financial statements were issued. With the exception of the matter discussed in Notes 8 (v), there were no material subsequent events that required recognition or additional disclosure in the consolidated financial statements.

Note 22. Subsequent Event

Acquisition of Assets

On February 19, 2019, the Company entered into an agreement with SolidOpinion, Inc (“SolidOpinion”) to purchase the assets of SolidOpinion in exchange for 4.5 million shares of the Company’s common stock. The assets include cash ($2.5 million) and certain intellectual property (“IP”) which is complementary to the IP of Grapevine. The parties agreed that 450,000 of such shares of common stock (“Escrow Shares”) will be held in escrow until February 19, 2020 in connection with SolidOpinion’s indemnity obligations pursuant to the agreement.  SolidOpinion have the rights to vote and receive the dividends paid with respect to the Escrow Shares.

Severance Payments to Three Former Executives

On February 20, 2019, the Company accepted the resignation of former Chief Executive Officer, former Chief Investment Officer and former Chief Strategy Officer and agreed to pay approximately $423,000, $296,000 and $118,000, respectively for salary, severance and expenses.

Issuance of Senior Secured Convertible Debenture

On February 22, 2019, the Company executed an agreement with ID Venturas 7, LLC, whereby the Company issued $2,050,000 in convertible secured note. The note bears interest at a rate of 10% per year and matures on August 22, 2020. The holder is entitled to the following: (i) the convertible note is senior secured and convertible at $1.84 per share of Company common stock at the option of holder, subject to anti-dilution adjustments, (ii) 1,166,113 shares of common stock of the Company and (iii) a warrant exercisable for 150% of the number of shares of common stock which the Note is convertible into.

Acquisition of Tree Motion Sdn. Bhd. (“Tree Motion”)

On March 5, 2019, the Company entered into the following acquisition agreements:

•	Acquire 51% of Tree Motion, a Malaysian company, for 25,500,000 shares of the Company’s common stock at $2.00 per share
•	Acquire 11.22% of Three Motion’s parent company, Tree Manufacturing Sdn. Bhd., for 12,190,000 shares of the Company’s common stock and $620,000 in cash or/and loan.

The transactions are conditioned upon the Company’s completion of its due diligence and customary closing conditions.

Disposal of Assets in exchange of GTDollar coins

In March 2019, the Company entered into the agreement and completed the sale of the following assets (with total carrying amount of approximately $20.4 million) to GTD, a minority shareholder based in Singapore, in exchange for 1,250,000 GTDollar coins (with fair value of approximately $30.0 million).

•	License content (carrying amount approximately $17.0 million as of December 31, 2018)
•	Approximately 13% ownership interest in Nanjing Shengyi Network Technology Co., Ltd (“Topsgame”) (carrying amount approximately $3.2 million as of December 31, 2018 which is included in long-term investment-Non-marketable Equity Investment)
•	Animation copy right (net carrying amount approximately $0.2 million as of December 31, 2018 included in intangible asset.)